UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 14, 2004

POINTE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-24433	65-0451402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21845 Powerline Road, Boca Raton, FL 33433

(Address of Principal Executive Office) (Zip Code)

(561) 368-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

Exhibit No.	Description

99.1	Press Release issued on July 14, 2004

Item 9.     Regulation FD Disclosure.

The press release regarding the Second Quarter 2004 financial results attached as Exhibit 99.1 was issued by the Company on July 14, 2004.

Item 12.   Results of Operations and Financial Condition.

The press release regarding the Second Quarter 2004 financial results attached as Exhibit 99.1 was issued by the Company on July 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POINTE FINANCIAL CORPORATION

Date: July 15, 2004	By:	/s/ BRADLEY R. MEREDITH
Bradley R. Meredith Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued on July 14, 2004